UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2026

AMERICAN BATTERY TECHNOLOGY COMPANY
(Exact name of registrant as specified in its charter)

Nevada	001-41811	33-1227980
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

100 Washington Street, Suite 100 Reno, NV	89503
(Address of principal executive offices)	(Zip Code)

(775) 473-4744

(Registrant’s telephone number including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ABAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2026, American Battery Technology Company (the “Company”) and the United States Department of Energy (the “DOE”), through its Manufacturing Energy Supply Chain (“MESC”) office, entered into a new agreement to modify (the “Modification Agreement”) the previous Assistance Agreement award number DE-MS0000010 (the “Grant”), for a $115,489,662 project for the design, construction, commissioning, and operation of a commercial scale facility for the manufacturing of battery cathode grade lithium hydroxide. Under the Grant, the DOE’s share is $57,744,831 and the Company’s cost share is $57,744,831.

The Grant was initially effective as of September 1, 2023, but, as previously announced, on October 9, 2025, the DOE notified the Company that the Grant was terminated, effective as of the end of the budget period ending August 31, 2025. On October 10, 2025, the Company submitted an appeal of the termination. After engaging in months of dispute resolution efforts, the DOE has completed its review of the technical and commercial merits of this project and has decided to rescind the termination of the award and reinstate the Grant, through the Modification Agreement that was issued on June 2, 2026 retroactively effective to September 1, 2025.

In order to realign the project and Grant timelines, the Modification Agreement modified the project and budget periods as follows: Project Period: modified to be 09/01/2023 to 12/31/2029; Budget Period 1: remained the same as 09/01/2023 to 08/31/2024; Budget Period 2: modified to 09/01/2024 to 12/31/2026; Budget Period 3: modified to 01/01/2027 to 12/31/2027; Budget Period 4: modified to 01/01/2028 to 12/31/2028; and Budget Period 5: modified to 01/01/2029 to 12/31/2029. The Modification Agreement also amended the Grant to, among other things, apply new standard and special terms and conditions, in conformity with 2 CFR §200.211(c) and 2 CFR §200.211(d).

The foregoing description of the Modification Agreement to the Grant is qualified in its entirety by such agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending June 30, 2026.

Item 7.01 Regulation FD Disclosure.

On June 8, 2026, the Company issued a press release announcing that the DOE reinstated the Grant and extended the project and budget periods, which press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 8, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BATTERY TECHNOLOGY COMPANY

Date: June 8, 2026	By:	/s/ Ryan Melsert
Ryan Melsert
Chief Executive Officer